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                                                                   EXHIBIT 10.22


                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease is made as of the 25th day of January, 1999 by and between Stanley D. McDonald, Mary Lee Scheidt (successor-in-interest to Norman H. Scheidt), Herbert A. West, and McDonald, LTD., a Washington limited partnership ("Landlord") and Ocular Sciences, Inc., successor-in-interest to O.S.I. Corporation ("Tenant").

                                    RECITALS

1. WHEREAS, Landlord and Tenant are the parties to a Lease dated May 18, 1995, by which Landlord let to Tenant the Premises located at 475 Eccles Avenue, South San Francisco, California, outlined on Exhibit B of the Lease.

2. WHEREAS, parties desire to amend the Lease effective April 1, 1999 on the terms and conditions set forth below:

                                   AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The Premises shall be increased 31,941 square feet ("Additional Space") for a total of 152,145 square feet as shown on Exhibit A attached hereto.

2.   Tenant's Proportionate share shall be increased to 100%.

3.   The Base Rent amount on the Renal Schedule shall be amended as follows:

          Year 4    $80,673.84/month

          Year 5    $83,260.98/month

          Year 6    $85,848.12/month

          Year 7    $88,437.79/month

4. Tenant accepts the Additional Space in an "as is" condition, with the Landlord providing no tenant improvements.

5. Except as herein modified or amended, the provisions, conditions, and terms of the Lease shall remain unchanged and in full force and effect.


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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first written above.


LANDLORD:


Stanley D. McDonald                     Herbert A. West

/s/ STANLEY D. MCDONALD                 /s/ HERBERT A. WEST

NAME: Stanley D. McDonald               NAME: Herbert A. West

TITLE:                                  TITLE: Partner
      ----------------------
DATE:                                   DATE: 2-5-99
     -----------------------

Mary Lee Scheidt                        McDonald, LTD

/s/ MARY LEE SCHEIDT                    /s/ STANLEY D. MCDONALD

NAME: Mary Lee Scheidt                  NAME: Stanley D. McDonald

TITLE: Trustee                          TITLE:
                                              --------------------

DATE:                                   DATE:
     -----------------------                 ---------------------

TENANT:

Ocular Sciences, Inc.

/s/ GREGORY E. LICHTWARDT

NAME: Gregory E. Lichtwardt

TITLE: Vice President, CFO

DATE: 1-28-99